DATE:	30-Jun-97

              SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     DEAN WITTER BALANCED GROWTH FUND - CLASS C




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED  COMPUTATIONS)


                          _                                       _
                         |        ______________________ |
FORMULA:                 |       |           |
                         |  /\ n |          ERV         |
                  t  =   |    \  |       ------------- |  - 1
                         |     \ |           P        |
                         |      \|           |
                         |_                  _|


                      T = AVERAGE ANNUAL TOTAL RETURN
                      n = NUMBER OF YEARS
                    ERV = ENDING REDEEMABLE VALUE
                      P = INITIAL INVESTMENT

                                                  (A)
  $1,000         ERV AS OF     NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Jan-97     YEARS - n    TOTAL RETURN - T
------------     ---------     ---------    ----------------
31-Jan-96        $1,124.40        1               12.44%

28-Mar-95        $1,385.40        1.8480          19.29%



(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                            _                                     _
                           |        ______________________ |
FORMULA:                   |       |           |
                           |  /\ n |          EVb |
                   tb =    |    \  |     -------------  |  - 1
                           |     \ |           P |
                           |      \|           |
                           |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                                               (B)
  $1,000        ERV AS OF  AGGREGATE     NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Jan-97  TOTAL RETURN  YEARS - n    COMPOUND RETURN - tb
------------    ---------  ------------  ---------    --------------------
 28-Mar-95      $1,379.00     37.90%        1.8480           18.99%



(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(D)   TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
      (NON STANDARD COMPUTATIONS)


                            _                                    _
                           |        ______________________ |
FORMULA:                   |       |           |
                           |  /\ n |          EV  |
                  t  =     |    \  |     -------------  |  - 1
                           |     \ |           P |
                           |      \|           |
                           |_                  _|

                         EV
                  TR = --------     -1
                          P

                      t = AVERAGE ANNUAL COMPOUND RETURN
                          (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES
                          CHARGE)
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES
                          CHARGE)

                             (D)                            (C)
  $1,000        EV AS OF   TOTAL         NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-Jan-97  RETURN - TR   YEARS - n    COMPOUND RETURN - t
------------    ---------  ------------  ---------    --------------------
 31-Jan-96      $1,134.40     13.44%             1            13.44%

28-Mar-95      $1,385.40     38.54%        1.8480            19.29%


(E)          GROWTH OF $10,000
(F)          GROWTH OF $50,000
(G)          GROWTH OF $100,000

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
            TR= TOTAL RETURN SINCE INCEPTION

                                     (E)                      (F)                       (G)
$10,000*         TOTAL             GROWTH OF                GROWTH OF                 GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT       $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
------------    -----------    ---------------------    ---------------------     -----------------------
28-Mar-95        38.54              $13,854                  $69,270                     $138,540